UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2022

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2022, TLG Acquisition One Corp., a Delaware corporation (the “Company” or “TLG”) held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described under Item 5.07 of this Current Report on Form 8-K. At the Special Meeting, the Company’s stockholders approved an amendment to the Investment Management Trust Agreement, dated as of January 27, 2021, with Continental Stock Transfer & Trust Company (the “Trust Amendment”). Following such approval by the Company’s stockholders, the Company and Continental Stock Transfer & Trust Company entered into the Trust Amendment on December 19, 2022.

Pursuant to the Trust Amendment, the Company has the right to extend the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the Company’s initial public offering (the “IPO”)) to August 1, 2023 (the date that is 30 months from the closing date of the IPO) by depositing into the trust account established in connection with the IPO (the “Trust Account”) the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding share of Class A common stock, par value $0.0001 per share, issued in the IPO (“Public Shares”) that has not been redeemed for each one-month Extension (as defined below).

A copy of the Trust Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Trust Amendment is not complete and is qualified in its entirety by reference to the Trust Amendment filed herewith.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting on December 19, 2022, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on December 20, 2022 (the “Charter Amendment”), giving the Company the right to extend the Business Combination Period (the “Extension”) on a monthly basis up to six times from February 1, 2023 to August 1, 2023.

A copy of the Charter Amendment is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by reference to the Charter Amendment filed herewith.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below.

As of the close of business on November 14, 2022, the record date for the Special Meeting, there were 40,000,000 shares of the Company’s Class A common stock and 10,000,000 shares of the Company’s Class F common stock, par value $0.0001 per share (the “Class F common stock” and, together with the Class A common stock, the “Common Stock”), with a total of 50,000,000 shares of Common Stock issued and outstanding.

At the Special Meeting, holders of 38,954,889 shares of Common Stock (77.9% of the total number of shares of Common Stock issued and outstanding and entitled to vote) were represented by valid proxies or in person (including virtually). Therefore, a quorum was present at the Special Meeting. Each of the proposals was approved by the stockholders and the final voting results for each matter submitted to a vote of the stockholders at the Special Meeting are as follows:

1.

Proposal No. 1 — The stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the Business Combination Period on a monthly basis up to six times from February 1, 2023 to August 1, 2023 (the “Extension Amendment Proposal”). Adoption of the Extension Amendment Proposal required approval by the affirmative vote of at least 65% of the outstanding shares of Class A common stock and Class F common stock, voting together as a single class. The voting results were as follows:

Votes For	Votes Against	Abstentions
38,593,889	320,779	40,221

The Extension Amendment Proposal was approved having received “for” votes from holders of at least 65% of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting.

2.

Proposal No. 2 — The stockholders approved the proposal to amend the Company’s Investment Management Trust Agreement, dated as of January 27, 2021, with Continental Stock Transfer & Trust Company to allow the Company to extend the Business Combination Period on a monthly basis up to six times from February 1, 2023 to August 1, 2023 by depositing into the Trust Account the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding public share that has not been redeemed for each one-month Extension (the “Trust Amendment Proposal”). Adoption of the Trust Amendment Proposal required approval by the affirmative vote of at least 65% of the outstanding shares of Class A common stock and Class F common stock, voting together as a single class . The voting results were as follows:

Votes For	Votes Against	Abstentions
38,593,889	320,779	40,221

The Trust Amendment Proposal was approved having received “for” votes from holders of at least 65% of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

3.

Proposal No. 3 — The stockholders approved the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Company determined that additional time was necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension (the “Adjournment Proposal”). Adoption of the Adjournment Proposal required approval by the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

Votes For	Votes Against	Abstentions
38,599,120	315,548	40,221

The Adjournment Proposal was approved having received “for” votes from the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. However, since there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal and all conditions necessary to the implementation of the Extension and to effectuate the Extension were either satisfied or waived, it was not necessary to adjourn the Special Meeting.

Item 8.01.	Other Events.

In connection with the stockholders’ vote at the Special Meeting, the holders of 32,051,595 shares of Class A common stock properly exercised their right to redeem such shares (the “Redemptions”) for a pro rata portion of the funds held in the Trust Account.

TLG Acquisition Founder LLC, the Company’s sponsor, agreed to forfeit for no consideration 5,000,000 shares of Class F common stock in connection with the Extension, which shares of Class F common stock will be cancelled (the “Forfeiture”). Following the Redemptions and the Forfeiture, the Company will have 7,948,405 shares of Class A common stock outstanding and 5,000,000 shares of Class F common stock outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of TLG Acquisition One Corp.

10.1	Amendment No. 1 to Investment Management Trust Agreement, dated December 19, 2022, by and between TLG Acquisition One Corp. and Continental Stock Transfer & Trust Company, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.

Dated: December 21, 2022

	By:	/s/ John Michael Lawrie
Name: John Michael Lawrie
Title: Chief Executive Officer